Future Minimum Time Charter Revenue (Tables)	12 Months Ended
Dec. 31, 2013
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue

The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancelable time charter contracts (including fixture recaps) as of December 31, 2013, is as follows:

December 31,
2014	$59,900
2015	27,544
2016	22,415
2017	22,056
2018	22,958
Thereafter	151,339
Total	$306,212